AMENDMENT AGREEMENT

This agreement (the "Amendment Agreement") made as of the 6 day of November 2003.

AMONG:

Mongol Gazar Co., Ltd., c/o Mongol Gazar LLC, Bayangol District-5, 20 Khoroo, Ulaanbaatar-21;

("Mongol Gazar")

AND:

MGP LLC, c/o Mongol Gazar LLC, Bayangol District-5, 20 Khoroo, Ulaanbaatar-21;

("MGP")

AND:

Entree Gold Inc., at 1400 - 570 Granville Street, Vancouver, British Columbia, V6C 3P1;

("Entree Gold")

AND:

Entree LLC, c/o Entree Gold, 1400 - 570 Granville Street, Vancouver, British Columbia, V6C 3Pl;

("Entree LLC")

WHEREAS:

A. Pursuant to the purchase agreement made effective September 13, 2003 among Mongol Gazar, MGP, Entrée Gold and Entree LLC (the "Purchase Agreement"), Mongol Gazar agreed to sell, and Entree LLC agreed to purchase, a 100% interest in the Kharmatgai Property, being one of the properties described in Schedule "A" to the Purchase Agreement;

B. The parties wish to amend the Purchase Agreement as provided for herein;

NOW THEREFORE THIS AMENDMENT AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. Definition of Property

2

The Property Agreement is hereby amended by deleting from paragraph G of the preamble and Schedule "A" thereto, all references to the Kharmatgai Property and exploration licence number 3045X (the "Licence"). For greater certainty, the Property Agreement will henceforth relate only to the sale and purchase of a 100% interest in and to the Shivee Tolgoi Property, comprised of exploration licence numbers 3150X, 3148X and 3136X as described in Schedule "A" to the Property Agreement.

2. New Purchase Agreement

Concurrently with the execution of this Amendment Agreement, Mongol Gazar LLC and Entree LLC will enter into a new purchase agreement with respect to the Kharmatgai Property and the Licence, in the form attached hereto.

3. Confirmations

Mongol Gazar and MGP hereby confirm the following as of the date of this Amendment Agreement:

(a) Entree Gold has paid US$500,000 of the Purchase Price to Mongol Gazar in order for Mongol Gazar to pay its liabilities under the Loan Agreement and exercise its Right of Repurchase under the Sale and Repurchase Agreement and, accordingly, the Net Purchase Price as of the date of this Amendment Agreement is US$5,000,000;

(b) Mongol Gazar has paid and satisfied all of its obligations under the Loan Agreement, any and all registrations made by the Bank in connection with its security interest in Licence 3148X have been discharged and the Loan Agreement has been terminated;

(c) Mongol Gazar has exercised its Right of Repurchase in accordance with the terms of the Sale and Repurchase Agreement, all moneys payable to Trust Leasing LLC in connection therewith have been paid by Mongol Gazar in full and the Sale and Repurchase Agreement has been terminated; and

(d) Mongol Gazar has directed Entree LLC in writing to pay the Net Purchase Price to Itochu Corporation, Tokmi Section, of Tokyo, Japan, by way of bank transfer.

4. Definitions

Any capitalized terms not otherwise defined herein will have the definitions given to those terms in the Property Agreement.

5. Ratification

The parties hereby ratify and confirm the Purchase Agreement as amended herein, and agree that the Purchase Agreement as amended herein will continue in full force and effect.

6. Miscellaneous Provisions

3

The provisions set out under sections 10.1 through 10.4, 10.6 through 10.8, 10.10 and 10.14 of the Purchase Agreement will also apply to this Amendment Agreement.

7. Counterparts

This Amendment Agreement may be signed in counterparts and facsimile signatures are acceptable and binding.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement as of the date first above written.

MONGOL GAZAR CO., LTD

By: /s/ signed

By: /s/ signed

MGP LLP

By: /s/ signed

By: /s/ signed

ENTREE GOLD INC.

By: /s/ signed

By:

ENTREE LLC

By: /s/ signed

By: